Exhibit 99c

ATLANTA - BellSouth Corporation (NYSE: BLS) reported a 12.7 percent increase in second quarter earnings per share (EPS) before a special item. The company said telephone customers in the South installed additional lines in record numbers, marketing continued to drive high growth in convenience features, and its wireless operations expanded further through customer growth, international acquisitions and new services.

It was BellSouth's 18th consecutive quarter of improved operating results, even though reported EPS of 66 cents reflected a previously disclosed charge of 5 cents for a regulatory settlement in South Carolina. Without the charge, EPS would have been 71 cents. EPS in the second quarter a year ago was 63 cents. Net income in the three months ended June 30, 1997 was $654 million, including the charge of $47 million, compared with $629 million in the second quarter of 1996.

"Our strategies are working," said Duane Ackerman, BellSouth's president and chief executive officer. "We're continuing to achieve excellent current results, while making the investments we need to keep earnings growth going in the future. Our recent award of a cellular license in Brazil is one of those investments."

BellSouth continues to satisfy consumers' appetite for additional telephone lines in the home. Through innovative promotions, new distribution channels and special offers that bundle services, BellSouth installed a record 121,000 additional lines for residential customers in its nine-state region during the second quarter. Additional lines are now in 13 percent of the homes BellSouth serves. In all, BellSouth increased total residential and business access lines to 22,717,000, an annual growth rate of 4.6 percent.

As data communications command a rapidly expanding share of network capacity around the world, BellSouth continues to meet the needs of customers with a wide range of data services for consumers, small businesses and large businesses. Highlighting BellSouth's success in these growth markets is BellSouth.net1(sm) service. Since its launch last August in just two cities, the consumer Internet service has expanded to 44 markets in the South. BellSouth.net achieved the 100,000 customer milestone during the second quarter.

"Our domestic and international strategies are all built on marketing an array of services, including long distance, that give our customers reliability, simplicity and value in one convenient package," said Ackerman.

Sales of BellSouth's calling features and convenience services continued to grow rapidly, posting a 25 percent increase to 33.4 million features activated. Revenues from services such as Call Waiting and MemoryCallr service voice messaging were $322 million in the second quarter of 1997, up 26 percent from the same three months of 1996. Caller ID and Caller ID Deluxe combined grew more than 50 percent in the past year.

Rapid growth continued in BellSouth's wireless communications businesses, both in the U.S. and in international markets. The company's U.S. cellular operations ended the second quarter with 3.9 million customers, an annual growth rate of 21 percent. BellSouth Mobility DCS, the new digital wireless service launched by BellSouth and its partners in the Carolinas and Eastern Tennessee a year ago, now has a total of more than 106,000 customers.

In BellSouth's international cellular markets, customers reached 1.8 million, an increase of 83 percent since June 30, 1996. With the 1997 acquisitions of telecommunications companies in Peru, Nicaragua and Ecuador, BellSouth now serves cellular markets in 14 countries with 188 million potential customers. In addition, two weeks ago in Brazil, a company headed by BellSouth was awarded a license to operate cellular services in Sao Paulo, the third largest city in the world with a population of 18 million.

Before a $72 million reduction related to the regulatory settlement, BellSouth's second quarter revenues increased 8.1 percent compared with the same quarter of 1996. Total operating expenses increased 7.8 percent, reflecting growth in wireless and development of new businesses such as BellSouth.net and BellSouth Mobility DCS. Cash operating expenses in BellSouth's telephone operations were up just
2.3 percent.

BellSouth is a $19 billion communications services company. It provides telecommunications, wireless communications, directory advertising and publishing, video, Internet and information services to more than 27 million customers in 20 countries worldwide.

NOTE: For more information about BellSouth Corporation, visit the BellSouth Web page at http://www.bellsouth.com/

    PRELIMINARY

    July 21, 1997
                         BELLSOUTH CORPORATION
                   CONSOLIDATED STATEMENTS OF INCOME
                (In Millions, Except Per Share Amounts)
                              (Unaudited)

                                 For the Three        For the Six
                                 Months Ended        Months Ended
                                   June 30,            June 30,
                                1997      1996      1997       1996

    Operating Revenues:
     Network and related
      services
      Local service           $ 2,068   $ 2,021   $ 4,172    $ 3,951
      Interstate access           928       871     1,845      1,780
      Intrastate access           186       202       404        420
      Toll                        186       198       360        405
     Wireless communications      815       691     1,580      1,316
     Directory advertising
       and publishing             400       367       761        685
     Other services               340       270       646        604
    Total Operating Revenues    4,923     4,620     9,768      9,161

    Operating Expenses:
     Cost of services and
       products                 1,536     1,499     2,958      2,967
     Depreciation and
       amortization               977       917     1,937      1,820
     Selling, general and
       administrative           1,186     1,016     2,296      2,003
    Total Operating Expenses    3,699     3,432     7,191      6,790

    Operating Income            1,224     1,188     2,577      2,371

    Interest Expense              187       174       370        354
    Gain on Sale of Paging
      Business                     --        --        --        442
    Other Income, net              33        16        26         52

    Income Before Income
     Taxes                      1,070     1,030     2,233      2,511
    Provision for Income
     Taxes                        416       401       886        912

    Net Income                $   654   $   629   $ 1,347    $ 1,599

    Weighted Average Common
     Shares Outstanding           992       994       992       994
    Dividends Declared Per
     Common Share             $   .36   $   .36   $   .72    $   .72
    Earnings Per Share        $   .66   $   .63   $  1.36    $  1.61

    PRELIMINARY

    July 21, 1997

                         BELLSOUTH CORPORATION
                           EARNINGS SUMMARY
                              (Unaudited)

                                 For the Three        For the Six
                                 Months Ended        Months Ended
                                   June 30,            June 30,
                                1997      1996      1997      1996
    Net Income

    Reported Net Income        $   654   $   629   $ 1,347   $ 1,599

    South Carolina Regulatory
       Settlement(a)                47        --        47        --

    Gain on Sale of Paging
       Business(b)                  --        --        --      (344)

    Adjusted Net Income        $   701   $   629   $ 1,394   $ 1,255




    Earnings Per Share

    Reported Earnings Per
      Share                    $   .66   $   .63   $  1.36   $  1.61

    South Carolina Regulatory
      Settlement (a)               .05        --       .05        --

    Gain on Sale of Paging
      Business (b)                  --        --        --      (.35)

    Adjusted Earnings Per
      Share                    $   .71   $   .63   $  1.41   $  1.26



     (a) Represents the after-tax effect of a regulatory settlement in South Carolina which occurred in second quarter 1997.
     (b) Represents the after-tax gain on the sale of BellSouth's paging business which occurred in first quarter 1996. The pre-tax gain on the sale was $442.


    PRELIMINARY

    July 21, 1997
                         BELLSOUTH CORPORATION
                      CONSOLIDATED BALANCE SHEETS
                (In Millions, Except Per Share Amounts)

                                      June 30,     December 31,
                                        1997           1996
                                     (Unaudited)
                ASSETS
    Current Assets:
     Cash and cash equivalents       $  1,308       $  1,178
     Temporary cash investments            58             51
     Accounts receivable, net of
       allowance for uncollectibles
       of $198 and $180                 4,064          4,087
     Material and supplies                409            451
     Other current assets                 487            531
       Total Current Assets             6,326          6,298
    Investments and Advances            2,816          2,430
    Property, Plant and Equipment:
     Property, Plant and Equipment     51,364         50,059
     Accumulated Depreciation          29,424         28,234
     Property, Plant and
       Equipment, Net                  21,940         21,825
    Deferred Charges and Other
     Assets                               608            610
    Intangible Assets, net              1,705          1,405
    Total Assets                     $ 33,395       $ 32,568

    LIABILITIES AND SHAREHOLDERS' EQUITY
    Current Liabilities:
     Debt maturing within one year   $  2,666       $  2,124
     Accounts payable                   1,661          1,446
     Other current liabilities          2,870          2,871
       Total Current Liabilities        7,197          6,441
    Long-Term Debt                      7,406          8,116
    Deferred Credits and Other
     Liabilities:
     Accumulated deferred income
      taxes                             1,906          1,899
     Unamortized investment tax
      credits                             246            278
     Other liabilities and
      deferred credits                  2,657          2,585
     Total Deferred Credits and
      Other Liabilities                 4,809          4,762
    Shareholders' Equity:
     Common stock, $1 par value         1,010          1,009
     Paid-in capital                    7,761          7,697
     Retained earnings                  6,178          5,541
     Shares held in trust and
      treasury                           (533)          (532)
     Guarantee of ESOP debt              (433)          (466)
       Total Shareholders' Equity      13,983         13,249
    Total Liabilities and
     Shareholders' Equity            $ 33,395       $ 32,568


    PRELIMINARY

    July 21, 1997

                    BELLSOUTH FINANCIAL HIGHLIGHTS
                             SELECTED DATA
                              (UNAUDITED)


                                     Three Months   Three Months
                                         Ended          Ended
                                       June 30,       June 30,
                                         1997           1996


    Earnings per share                  $  .66(a)      $  .63

    Return on average common
     equity (annualized)                   18.8%          20.1%

    Return on average total
     capital(annualized)                   13.3%          13.6%

    Weighted average common shares
     outstanding (millions)                992            994

    Dividends per share                 $  .36         $  .36

    Property additions (millions)       $  1,114       $  1,279



                                          At June 30,
                                        1997       1996

    Common shares outstanding
     (millions)                          993        994

    Debt ratio                          41.8%      43.6%

    Total employees                    82,969     83,133


     (a) Includes an after-tax charge of $47 ($.05 per share) related to a regulatory settlement in South Carolina.

    PRELIMINARY

    July 21, 1997

                    BELLSOUTH FINANCIAL HIGHLIGHTS
                             SELECTED DATA
                              (UNAUDITED)


                                      Six Months     Six Months
                                         Ended          Ended
                                       June 30,       June 30,
                                         1997           1996


    Earnings per share                  $ 1.36(a)      $ 1.61(b)

    Return on average common
     equity (annualized)                 19.6%          25.8%

    Return on average total
     capital (annualized)                13.8%          16.7%

    Weighted average common shares
     outstanding (millions)                992            994

    Dividends per share                 $  .72         $  .72

    Property additions (millions)       $2,015         $2,181

     (a) Includes an after-tax charge of $47 ($.05 per share) related to a regulatory settlement in South Carolina.

     (b) Includes an after-tax gain of $344 ($.35 per share) from sale of paging business.

    PRELIMINARY

    July 21, 1997

                  BELLSOUTH TELECOMMUNICATIONS, INC.
                   CONSOLIDATED STATEMENTS OF INCOME
                             (In Millions)
                              (Unaudited)

                                    For the             For the
                              Three Months Ended   Six Months Ended
                                   June 30,            June 30,
                                1997       1996     1997       1996

    Operating Revenues:
     Local service            $ 2,068   $ 2,021   $ 4,172   $ 3,951
     Interstate access            928       871     1,845     1,780
     Intrastate access            186       202       404       420
     Toll                         186       198       360       405
     Other                        386       353       778       744
    Total Operating Revenues    3,754     3,645     7,559     7,300

    Operating Expenses:
     Cost of services and
       products                 1,292     1,284     2,497     2,544
     Depreciation and
       amortization               826       809     1,645     1,607
     Selling, general and
       administrative             654       618     1,284     1,222

     Total Operating Expenses   2,772     2,711     5,426     5,373

    Operating Income              982       934     2,133     1,927

    Interest Expense              134       135       268       274
    Other Income (Expense),
      net                          (1)        6         1        17

    Income Before Income
     Taxes                        847       805     1,866     1,670
    Provision for Income
     Taxes                        316       295       702       621

    Net Income                $   531   $   510   $ 1,164   $ 1,049

    PRELIMINARY

    July 21, 1997

           BELLSOUTH TELECOMMUNICATIONS FINANCIAL HIGHLIGHTS
                             SELECTED DATA
                              (UNAUDITED)

                                       Three Months   Three Months
                                           Ended          Ended
                                         June 30,       June 30,
                                            1997          1996

       Property additions (millions)       $  844         $  960

       Access minutes of use
        (millions):
       Interstate                          18,552         16,847

       Intrastate                           5,873          5,235

       IntraLATA toll messages                234            259
        (millions)

                                                At June 30,
                                            1997           1996

       Debt ratio                           48.2%          50.1%

       Telephone employees                 62,779         66,439

       Network access lines in
        service (thousands)                22,717         21,721




                                        Six Months     Six Months
                                           Ended          Ended
                                         June 30,       June 30,
                                           1997           1996

       Property additions (millions)       $1,576         $1,698

       Access minutes of use
        (millions):
        Interstate                         36,273         33,507

        Intrastate                         11,425         10,353

       IntraLATA toll messages
        (millions)                            464            540





       PRELIMINARY

       JULY 21, 1997

       BELLSOUTH CORPORATION
       CELLULAR OPERATING INFORMATION (UNAUDITED) (7)


       ($ THOUSANDS)                    Second       Second
                                       Quarter       Quarter
                            NOTES        1997         1996      % Change

       DOMESTIC OPERATIONS
       Cellular Revenues,  (1), (4)    $  625,731   $  560,999     11.5%
        net

       Operating Expenses    (1)          340,961      310,019     10.0%
       Depreciation Expense  (1)           92,545       71,504     29.4%
       Amortization of
        Intangibles          (1)           18,333       16,211     13.1%
        (including
        goodwill)
          Total Operating    (1)          451,839      397,734     13.6%
           Expenses

          Operating Income   (1)          173,892      163,265      6.5%

       Other Expenses        (1)           77,423       69,020     12.2%
        (includes interest
        and taxes)

          Net Income         (1)       $   96,469   $   94,245      2.4%
       Operating Cash Flow (1), (6)    $  284,770   $  250,980     13.5%
       Cash Operating        (6)           45.51%       44.74%      1.7%
        Margin

       DOMESTIC CELLULAR DATA
       Population Served:
          Control Basis      (2)       52,196,000   51,298,000      1.8%
          Equity Basis       (3)       40,671,000   39,991,000      1.7%

       Customers Served:
          Control Basis    (2), (8)     4,836,000    4,018,000     20.4%
          Equity Basis     (3), (8)     3,901,000    3,231,000     20.7%

       Average Monthly       (5)       $       52   $       57     -8.8%
        Service Revenue per
        Customer

       Penetration Rate     (3)             9.60%        8.08%     18.8%

       Property, plant and  (1)        $3,403,676   $2,731,060     24.6%
        equipment


       PRELIMINARY

       JULY 21, 1997

       BELLSOUTH CORPORATION
       CELLULAR OPERATING INFORMATION (UNAUDITED) (7)


       ($ THOUSANDS)                   Second       Second
                                      Quarter       Quarter
                           NOTES        1997         1996      % Change

       DOMESTIC PCS DATA
       Population Served:
          Control Basis   (2),(10)    24,032,000   12,226,000     96.6%
          Equity Basis    (3),(10)    19,428,000    8,063,000    141.0%
       Customers Served:
          Control Basis     (2)          106,000           --        --
          Equity Basis      (3)           65,000           --        --


       SELECTED INTERNATIONAL OPERATING DATA (9)
       Cellular Revenues    (1)       $  382,995   $  230,839     65.9%
       Population Served:
          Control Basis     (2)       68,900,000   46,800,000     47.2%
          Equity Basis      (3)       73,042,000   57,641,000     26.7%

       Cellular Customers   (3)        1,784,000      976,000     82.8%
         Served - Equity
         Basis

       Penetration Rate     (3)            2.44%        1.69%     44.4%

       SELECTED LATIN AMERICA INFORMATION (9)
       Cellular Revenues    (1)       $  186,100    $  110,943    67.7%
       Net Earnings from    (1)       $   11,287    $   21,834   -48.3%
        Operations
       Operating Cash Flow  (1), (6)  $   55,670    $   44,377    25.4%
       Cash Operating       (6)           29.91%        40.00%   -25.2%
        Margin

       Population Served -  (3)       42,066,000    27,988,000    50.3%
        Equity Basis
       Customers Served -   (3)          743,000       370,000   100.8%
        Equity Basis

       Average Monthly
        Service Revenue Per (5)        $      83    $       87    -4.6%
        Customer
       Penetration Rate     (3)            1.77%         1.32%    34.1%


       PRELIMINARY

       JULY 21, 1997

       BELLSOUTH CORPORATION
       CELLULAR OPERATING INFORMATION (UNAUDITED) (7)


       ($ THOUSANDS)                Year-to-Date  Year-to-Date
                           NOTES        1997         1996      % Change

       DOMESTIC OPERATIONS
       Cellular Revenues,  (1), (4)    $1,213,885   $1,097,816     10.6%
        net

       Operating Expenses    (1)          702,818      630,562     11.5%
       Depreciation Expense  (1)          181,899      139,696     30.2%
       Amortization of       (1)           36,838       32,548     13.2%
        Intangibles
        (including
         goodwill)
          Total Operating    (1)          921,555      802,806     14.8%
           Expenses

          Operating Income   (1)          292,330      295,010     -0.9%

       Other Expenses        (1)          134,064      124,793      7.4%
        (includes interest
        and taxes)

          Net Income         (1)       $  158,266   $  170,217     -7.0%

       Operating Cash Flow  (1), (6)   $  511,067   $  467,254      9.4%
       Cash Operating        (6)           42.10%       42.56%     -1.1%
        Margin

       DOMESTIC CELLULAR DATA

       Average Monthly
        Service Revenue Per  (5)       $       52   $       58    -10.3%
        Customer

       SELECTED INTERNATIONAL OPERATING DATA (9)
       Cellular Revenues     (1)       $  706,617   $  435,777     62.2%

       SELECTED LATIN AMERICA INFORMATION  (9)
       Cellular Revenues     (1)       $  327,523   $  213,851     53.2%
       Net Earnings from     (1)       $   28,420   $   35,103    -19.0%
          Operations
       Operating Cash Flow  (1),(6)     $  107,685   $   85,839    25.4%
       Cash Operating        (6)            32.88%       40.14%   -18.1%
        Margin

       Average Monthly      (5)       $       83   $       88      -5.7%
        Service Revenue Per
        Customer


       PRELIMINARY

       JULY 21, 1997


     NOTES
     (1) The presentation of selected income statement and balance sheet information is based on BellSouth's ownership percentage for all domestic and international cellular subsidiaries and affiliates, whether or not consolidated for financial statement presentation purposes. Gains/losses from the sale of properties are not included in net income. Financial information for Domestic Cellular Operations does not include PCS.
     (2) Includes 100% of population/customers served in markets where BellSouth has operating control and/or BellSouth ownership exceeds 50%; excludes population/customers served for markets where BellSouth does not have operating control and ownership is less than 50%.
     (3) Includes population/customers served based on BellSouth's ownership percentage in all markets served.
     (4)  Included in revenues is equipment revenue net of cost.
     (5) Includes local service revenue, which consists of charges for cellular air-time service, long distance, and access billed by a carrier for services in its market. Excluded are roaming charges, toll charges, taxes on service revenues, equipment sales, installation and repair revenues.
     (6) Operating cash flow represents operating income before depreciation and amortization.
     (7) The income statement and balance sheet information are for the periods ended May 31, 1997 and 1996. The domestic customer numbers presented above are as of June 30, 1997 and 1996 and international customer numbers are as of May 31, 1997 and 1996.
     (8) As information, domestic cellular customers served on a control basis for the periods ended May 31, 1997 and 1996 were 4,786,000 and 3,951,000 respectively. On an equity basis, domestic cellular customers served for the same periods were 3,885,000 and 3,176,000 respectively.
     (9) Second Quarter and Year-to-Date information reflects initial reporting of recently-acquired investments in properties in Peru, Nicaragua and Ecuador.
     (10) For Domestic PCS, second quarter 1997 population served, control and equity basis, includes 11,806,000 (based on 1990 information) for Basic Trading Area licenses won at auction in January 1997.

_______________________________
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